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                                                                 EXHIBIT 10.35.1


                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (hereinafter referred to as the "First Amendment") is made and entered into this 29 day of February, 2000, by and between PEACHTREE KESSLER LOFTS LLC, (hereinafter referred to as "Landlord") and UNIVERSAL ACCESS, INC., (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant entered into that certain Lease dated December 14, 1999 (the "Original Lease") for certain Premises more particularly described therein;

     WHEREAS, Landlord and Tenant desire to amend the Original Lease to relocate the Premises;

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto for themselves and their successors and assigns do hereby agree as follows:

1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Lease.

2. RELOCATION OF PREMISES. Effective as of the Effective Date (as defined below), Section 1 of the Original Lease is hereby amended to delete the phrase "8,183 rentable square feet on the second floor of the Building" in line 5 of
Section 1 of the Original Lease and to replace that phrase with the phrase "6,133 rentable square feet of space on the third floor of the Building." Effective as of the Effective Date (as defined below), Exhibit A of the Original Lease is hereby deleted in its entirety and replaced with the Exhibit A, attached hereto and incorporated herein by this reference.

3. MODIFICATION OF RENT. Effective as of the Effective Date (as defined below), Section 3(a) is deleted in its entirety and replaced with the following:

     "(a) Fixed Minimum Rent.

          From and after March 1, 2000 (the "Rent Commencement Date"), Tenant shall pay Fixed Minimum Rent during the term of this Lease, which shall be payable in advance in equal monthly installments on the first day of each and every calendar month included in the term of this Lease as follows:

-------------------------------------------------------------------------
Time Period                                  Monthly Fixed Minimum Rent
-----------                                  --------------------------
March 1, 2000 - end of first Lease Year      $11,887
Second Lease Year                            $12,362
Third Lease Year                             $12,857
-------------------------------------------------------------------------

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Fourth Lease Year             $13,371
Fifth Lease Year              $13,906
Sixth Lease Year              $14,462
Seventh Lease Year            $15,041
Eighth Lease Year             $15,642
Ninth Lease Year              $16,268
Tenth Lease Year              $16,919

          "Tenant has previously paid $23,211.00 to Landlord as a prepayment of Tenant's first installment of Fixed Minimum Rent. This sum shall be applied to the Fixed Minimum Rent for March, 2000 and April, 2000. The difference between the prepaid sum and the Fixed Minimum Rent for March and April, 2000 is $563.00 (i.e., $23,774.00 - $23,211.00 = $563.00). In
     consideration for Tenant's agreeing to relocate the Premises, Landlord has agreed to pay Tenant $7,500.00 (the "Relocation Fee"), which shall be paid to Tenant in the form of a waiver of the obligation to pay such $563.00 and the payment to Tenant within (10) days after the Effective Date (as defined in Section 6 below) of $6,937.00 (i.e., $7,500.00 - $563.00 =
     $6,937.00). Accordingly, Tenant's next installment of Fixed Minimum Rent in the amount of $11,887 shall be due and payable on May 1, 2000."

4. Expansion Right. If at any time during the term, the remainder of third floor of the Building consisting of 5,701 square feet depicted on Exhibit "B", attached hereto and incorporated herein (the "Expansion Space"), shall be vacated and available for rent, so long as Tenant is not in default beyond any applicable notice and cure periods at the time that Tenant exercises the Expansion Right (as hereinafter defined) or at the time that the Expansion Term (as hereinafter defined) commences, Tenant shall have the right (the "Expansion Right") to lease the Expansion Space on the same terms and conditions set forth in the Original Lease, as amended hereby, for the Premises on the third floor of the Building. If Tenant fails to exercise the Expansion Right in a written notice to Landlord within thirty (30) days after Landlord notifies (the "Expansion Notice") Tenant in writing that the Expansion Space is vacant and available for rent or is expected to be vacant and available for rent within not more than 270 days from the date of such notice, Tenant shall be deemed to have elected not to exercise the Expansion Right. If Tenant timely exercises the Expansion Right pursuant to the terms and conditions hereof, the term (the "Expansion Term") of the Original Lease, as amended hereby, with respect to the Expansion Space shall commence on the earlier of (a) the date Tenant commences operations in the Expansion Space, or (b) the later of (i) one hundred twenty
(120) days from the date of Tenant's receipt of the Expansion Notice, or (ii) the date Landlord delivers exclusive possession of the Premises to Tenant. The Expansion Term shall end simultaneously with the expiration or earlier termination of the Original Lease, as amended hereby. The monthly Fixed Minimum Rent with respect to the Premises, as amended to include the Expansion Space, shall be determined by adding (x) the monthly Fixed Minimum Rent that would otherwise be applicable pursuant to the terms and conditions of the Original Lease, as amended hereby, plus (y) the product of (i) the applicable Third Floor Rental Rate (as defined below) times (ii) 5,701. Notwithstanding anything to the contrary in the Original Lease, as amended hereby, the Expansion Space shall be

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provided to Tenant in "as is-where is" condition, and Landlord shall not be required to make any improvement, alteration or modification to the Expansion Space. for purposes hereof, during the relevant time periods set forth below, the "Third Floor Rental Rate" shall be:

              TIME PERIOD                    THIRD FLOOR RENTAL RATE
---------------------------------------      -----------------------
March 1, 2000 - end of first Lease Year              $21.00
Second Lease Year                                    $21.84
Third Lease Year                                     $22.71
Fourth Lease Year                                    $23.62
Fifth Lease Year                                     $24.57
Sixth Lease Year                                     $25.55
Seventh Lease Year                                   $26.57
Eighth Lease Year                                    $27.63
Ninth Lease Year                                     $28.74
Tenth Lease Year                                     $29.89

5. Ratification. Landlord and Tenant hereby ratify and affirm the Original Lease, as amended hereby. In the event of any conflict between the terms of this First Amendment and the terms of the Original Lease the terms of this First Amendment shall prevail.

6. Effective Date. The Effective Date of this First Amendment shall be the date of execution by the last of the parties to execute this First Amendment.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed under seal as of the Effective date.

                                        TENANT:

                                        UNIVERSAL ACCESS, INC.

                                        By: /s/ KEN NAPIER
                                            ------------------------------------

                                        Printed Name: Ken Napier
                                                      --------------------------

                                        Its:
                                             -----------------------------------

                                        Date:
                                              ----------------------------------


                                        LANDLORD:

                                        PEACHTREE KESSLER LOFTS LLC

                                        By: /s/ DON THOMAS
                                            ------------------------------------

                                        Printed Name: Don Thomas
                                                      --------------------------

                                        Its: Manager
                                             -----------------------------------

                                        Date: 3/1/2000
                                              ----------------------------------

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                                [CORPORATE SEAL]




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                       [UNIVERSAL ACCESS, INC. FLOORPLAN]
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                                PREMISES LAYOUT





                                  [FLOORPLAN]




                                   EXHIBIT A

                                     Page 1

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                                  EXHIBIT "A"




                                PREMISES LAYOUT



                                  [FLOORPLAN]






                                   EXHIBIT A

                                     Page 2
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                                PREMISES LAYOUT




                                  [FLOORPLAN]





                                   EXHIBIT A

                             Page 3 - Meet Me Room